PIONEER
                                    -------
                                     EUROPE
                                      FUND

                                     Annual
                                     Report

                                    10/31/02

                           [PIONEER INVESTMENTS LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                     1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               7
Schedule of Investments                      10
Financial Statements                         16
Notes to Financial Statements                23
Report of Independent Auditors               30
Trustees, Officers and Service Providers     31

Pioneer Europe Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 10/31/02
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Year-end - the logical time for a review

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

International Common Stocks             98.4%
Preferred International Stocks           1.6%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

United Kingdom          32.1%           Finland         4.3%
France                  15.2%           Spain           2.7%
Germany                 11.4%           Ireland         2.6%
Switzerland             10.8%           Denmark         1.3%
Netherlands             10.0%
Italy                    9.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1.     Nokia Oyj                         4.30%
  2.     Vodafone Group Plc                4.24
  3.     ENI S.p.A.                        3.58
  4.     Aventis SA                        3.52
  5.     Royal Dutch Petroleum Co.         3.45
  6.     UBS AG                            3.20
  7.     Nestle SA (Registered Shares)     3.04
  8.     Shell Transport & Trading Co.     3.02
  9.     BNP Paribas SA                    2.87
 10.     British American Tobacco Plc      2.86

Fund holdings will vary for other periods.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                            CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $19.40     $22.85

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2002)
             Net Asset    Public Offering
Period         Value          Price*
10 Years      7.00%            6.37%
 5 Years      -4.61           -5.73
 1 Year      -15.10          -19.97


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000

                Pioneer        MSCI
Date         Europe Fund*  Europe Index

10/92           $9,425      $10,000
               $11,639      $12,567
10/94          $13,491      $13,979
               $15,531      $15,827
10/96          $18,295      $18,590
               $23,473      $23,421
10/98          $26,878      $28,822
               $29,299      $32,434
10/00          $31,299      $32,738
               $21,838      $25,260
10/02          $18,541      $21,752


The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                            CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $18.04     $21.45

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2002)
                      If          If
Period               Held      Redeemed*
Life-of-Class
(4/4/94)             4.18%       4.18%
5 Years             -5.47       -5.64
1 Year             -15.90      -19.26

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

                Pioneer        MSCI
Date         Europe Fund*  Europe Index

4/94           $10,000       $10,000
10/94          $10,539       $10,309
               $12,060       $11,672
10/96          $14,089       $13,709
               $17,943       $17,272
10/98          $20,367       $21,256
               $22,021       $23,919
10/00          $23,322       $24,143
               $16,106       $18,628
10/02          $16,545       $16,042

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                            CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $17.98     $21.39

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2002)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(1/31/96)             1.41%          1.26%
5 Years              -5.41          -5.61
1 Year              -15.94         -16.80

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000

                Pioneer        MSCI
Date         Europe Fund*  Europe Index

1/96            $9,900       $10,000
10/96          $11,277       $11,232
               $14,375       $14,151
10/98          $16,345       $17,414
               $17,685       $19,596
10/00          $18,733       $19,780
               $12,947       $15,262
10/02          $10,883       $13,142

  The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
  Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                            CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/02   10/31/01
                 $19.88     $23.26

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 10/31/02)     Dividends   Capital Gains   Capital Gains
                              -             -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns*
(As of October 31, 2002)
                       If           If
Period                Held       Redeemed
Life-of-Class
(7/2/98)            -10.84%       -10.54%
1 Year              -14.53         -14.53


* Assumes reinvestment of distributions.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000+

                Pioneer        MSCI
Date         Europe Fund*  Europe Index

7/98           $10,000       $10,000
10/98           $8,458        $9,064
                $9,269       $10,199
10/00           $9,950       $10,295
                $6,973        $7,943
10/02           $5,960        $6,841

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02
--------------------------------------------------------------------------------

Pioneer Europe Fund's fiscal year started out on an optimistic note, with signs that an economic recovery would pick up steam in 2002. However, the upturn failed to materialize, when a series of negative events undermined investor confidence. The Fund's emphasis on high-quality companies and businesses that tend to achieve consistent long-term performance helped to ease the impact of the downturn on the portfolio. In the following interview, Stan Pearson, a member of the Fund's management team, highlights these companies and other factors that influenced performance for the 12 months ended October 31, 2002.

Q:  What contributed to the decline in European stocks?

A: Several factors explain the downturn in stock prices across Europe. Growing uncertainty about the pace of economic growth and the escalation of political and military tensions in the Middle East took a toll on stock prices. Furthermore, accounting and corporate governance issues called into question the financial health of corporate America and raised doubts about a U.S.-led global economic recovery.

    Given the heightened awareness of corporate financial reporting, companies lacking clear, transparent accounting practices are receiving a chilly reception from investors. We immediately sold pharmaceutical Elan (Ireland) over concerns of opaque accounting during the year. The increased threat of asbestos-related litigation against U.S. industrial companies spread to their European counterparts, sending prices of these companies' stocks lower. Questions about potentially damaging claims depressed the stock price of Fund holding Saint Gobain (France), which we partially sold to limit the impact of any such liability. Finally, European companies with exposure to Latin America suffered as a result of the unstable economic outlook there.

Q:  How did the Fund perform in this environment?

A: While the overall trend was down, the news was not all bad. For instance, food, beverage and tobacco stocks, which tend to perform well in a slower-growth environment, were rewarding for the portfolio. In addition, the Fund's investments in bank stocks performed well, which can be attributed to good stock selection within the sector. The relative weakness of the U.S. dollar against the

Pioneer Europe Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/02                           (continued)
--------------------------------------------------------------------------------

    euro helped to offset the disappointing returns when the euro-denominated returns were converted back into the U.S. currency. For the year ended October 31, 2002, the Fund's Class A, B and C shares delivered a total return of -15.10%, -15.90% and -15.94% at net asset value, respectively. In comparison, the MSCI Europe Index posted a return of -13.88% for the same period.

Q:  Did the Fund become more defensive during the year?

A: Yes. We believe that the steps we took to insulate the portfolio against market pressures early in the fiscal year helped to avoid the high-profile corporate scandals, which caused many of Europe's leading companies to suffer. Of course, the Fund still remains focused on its core investment philosophy - selecting companies with sound balance sheets, strong cash generating abilities, dominant market share and attractive stock price valuations.

    To help the portfolio to achieve a more defensive tone, we reduced its exposure to investments in capital goods, information technology and software/technology services. We are concerned about the lack of demand across these sectors and believe a bona fide economic recovery is essential to their turnaround. Our investments in food, beverage and tobacco stocks performed relatively well. Nestle (Switzerland), British American Tobacco (United Kingdom) and Unilever (United Kingdom) ranked among the Fund's best performers.

    The pharmaceutical sector is a traditionally defensive sector, offering a degree of price protection in down markets, since demand for drugs remains relatively steady. However, we've chosen to underweight the sector for much of the reporting period, because many companies are experiencing difficulties in obtaining regulatory approval for new products. Maturing patents are also exposing drug companies to competitive threats from generic drug manufacturers. Two of the Fund's drug holdings proved disappointing for different reasons - Aventis (France), which performed poorly, and Novatis (Switzerland), in which we only held a small position, appreciated strongly.

Q:  Can you mention some holdings that helped performance?

A: Certainly. The Middle East crisis triggered a rise in oil prices, which helped push prices of energy companies higher - including

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    ENI (Italy). This event was a double positive for the Fund, since it is overweighted in these stocks relative to the benchmark.

    The Fund's emphasis on the automobile sector also proved to be positive, with large positions in Porsche AG Designs (Germany) and Peugeot Citroen (France). Porsche has performed well over the year and is expected to benefit further as it unveils new products - particularly the new SUV vehicle, the Cayenne. We believe that Peugeot is currently undervalued, and with no exposure to the troubled U.S. market, the company has gained market share in today's stricter trading environment.

    Our decision to overweight banks and underweight insurance companies benefited our strategy in the financial sector. Among the Fund's bank holdings, HSBC (United Kingdom), BNP Paribas (France), UBS (Switzerland) and Allied Irish Bank (Ireland) performed well. While we've avoided the troubled German banking sector, we've had success with Deutsche Boerse, a diversified financial that we believe is well positioned to capture market share as the savings and pension market grows across Europe.

Q:  What is your outlook?

A: Despite the challenges of the past year, we remain optimistic about prospects for the European market longer term. Stock price valuations are currently attractive, and we continue to find intriguing investment opportunities. We're confident that a recovery in Europe is likely to begin early in 2003, led by the United States. However, the expansion is expected to be more muted than in past recoveries.

    Towards the end of the fiscal year, we reduced the Fund's weightings in the food, beverage, tobacco and energy sectors, taking advantage of the rise in prices to realize gains. We reinvested the sale proceeds in the pharmaceuticals sector, where we're finding a number of interesting companies with strong product pipelines, low debt and good growth prospects. As always, we remain committed to investing in companies that exhibit pricing power driven by dominant market position.

Pioneer Europe Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02
--------------------------------------------------------------------------------

  Shares                                                  Value
             PREFERRED STOCK - 1.6%
             Automobiles & Components - 1.6%
             Automobile Manufacturers - 1.6%
  5,715      Porsche AG Designs*                   $  2,721,300
                                                   ------------
             TOTAL PREFERRED STOCK
             (Cost $1,753,003)                     $  2,721,300
                                                   ------------
             COMMON STOCKS - 98.4%
             Energy - 12.6%
             Integrated Oil & Gas - 9.2%
701,624      BP Amoco Plc                          $  4,474,573
452,360      ENI S.p.A.                               6,238,536
822,610      Shell Transport & Trading Co.            5,259,013
                                                   ------------
                                                   $ 15,972,122
                                                   ------------
             Oil & Gas Refining, Marketing &
             Transportation - 3.4%
139,575      Royal Dutch Petroleum Co.             $  6,022,868
                                                   ------------
             Total Energy                          $ 21,994,990
                                                   ------------
             Materials - 6.3%
             Construction Materials - 2.5%
161,486      CRH Plc                               $  1,982,983
 29,653      Lafarge BR                               2,356,719
                                                   ------------
                                                   $  4,339,702
                                                   ------------
             Diversified Chemicals - 0.4%
 24,221      Akzo Nobel NV                         $    722,624
                                                   ------------
             Diversified Metals & Mining - 2.1%
200,518      Rio Tinto Plc                         $  3,613,846
                                                   ------------
             Specialty Chemicals - 1.3%
 12,407      Air Liquide SA                        $  1,586,040
  1,831      Givaudan SA*                               764,360
                                                   ------------
                                                   $  2,350,400
                                                   ------------
             Total Materials                       $ 11,026,572
                                                   ------------

   The accompanying notes are an integral part of these financial statements.
10

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                        Value
              Capital Goods - 4.1%
              Aerospace & Defense - 0.8%
 118,458      Smiths Industries                           $  1,347,978
                                                          ------------
              Construction & Engineering - 2.3%
 289,161      Autostrade S.p.A.                           $  2,385,279
  71,342      Compagnie de Saint-Gobain*                     1,545,600
                                                          ------------
                                                          $  3,930,879
                                                          ------------
              Electrical Components & Equipment - 1.0%
  97,870      Thomson Multimedia*                         $  1,799,323
                                                          ------------
              Total Capital Goods                         $  7,078,180
                                                          ------------
              Commercial Services & Supplies - 1.8%
              Diversified Commercial Services - 1.8%
 471,864      Hays Plc                                    $    658,282
  42,440      ISS International Service System AS*           1,368,059
  73,908      TNT Post Group NV*                             1,194,505
                                                          ------------
                                                          $  3,220,846
                                                          ------------
              Total Commercial Services & Supplies        $  3,220,846
                                                          ------------
              Automobiles & Components - 2.1%
              Automobile Manufacturers - 2.1%
  50,979      Bayerische Motoren Werke AG                 $  1,815,052
  43,988      Puegeot Citroen SA                             1,861,645
                                                          ------------
                                                          $  3,676,697
                                                          ------------
              Total Automobiles & Components              $  3,676,697
                                                          ------------
              Hotels, Restaurants & Leisure - 0.7%
              Hotels, Resorts & Cruise Lines - 0.7%
 255,494      J.D. Wetherspoon Plc                        $  1,144,175
                                                          ------------
              Total Hotels, Restaurants & Leisure         $  1,144,175
                                                          ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              11

Pioneer Europe Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                       Value
              Media - 2.9%
              Advertising - 0.6%
  44,326      Publicis SA                                $  1,007,162
                                                         ------------
              Movies & Entertainment - 0.6%
 103,565      Pearson Plc                                $  1,094,326
                                                         ------------
              Publishing - 1.7%
 150,349      Reed Elsevier NV                           $  1,869,990
  37,603      VNU NV                                        1,007,083
                                                         ------------
                                                         $  2,877,073
                                                         ------------
              Total Media                                $  4,978,561
                                                         ------------
              Retailing - 0.8%
              Home Improvement Retail - 0.8%
 164,810      Wolseley Plc                               $  1,371,798
                                                         ------------
              Total Retailing                            $  1,371,798
                                                         ------------
              Food & Drug Retailing - 6.6%
              Food Retail - 6.6%
 120,444      Koninklijke Ahold NV                       $  1,511,130
  24,758      Nestle SA (Registered Shares)                 5,293,101
 805,886      Tesco Plc                                     2,484,721
  35,606      Unilever NV                                   2,277,593
                                                         ------------
                                                         $ 11,566,545
                                                         ------------
              Total Food & Drug Retailing                $ 11,566,545
                                                         ------------
              Food, Beverage & Tobacco - 2.8%
              Tobacco - 2.8%
 487,885      British American Tobacco Plc               $  4,979,866
                                                         ------------
              Total Food, Beverage & Tobacco             $  4,979,866
                                                         ------------
              Health Care Equipment & Supplies - 0.7%
              Health Care Equipment - 0.7%
  31,559      Gehe AG                                    $  1,195,332
                                                         ------------
              Total Health Care Equipment & Supplies     $  1,195,332
                                                         ------------

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                       Value
              Pharmaceuticals & Biotechnology - 11.7%
              Pharmaceuticals - 11.7%
  40,320      Altana AG                                  $  1,909,154
  73,248      AstraZeneca Plc                               2,713,508
 104,264      Aventis SA                                    6,145,125
 191,616      GlaxoSmithKline Plc                           3,621,138
 112,751      Novartis AG                                   4,287,950
  36,839      Schering AG                                   1,678,457
                                                         ------------
                                                         $ 20,355,332
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $ 20,355,332
                                                         ------------
              Banks - 15.2%
 178,725      Allied Irish Banks Plc                     $  2,496,593
 312,691      Banco Bilbao Vizcaya Argentaria SA            2,971,690
 717,416      Barclays Plc                                  4,950,952
 125,624      BNP Paribas SA                                4,996,426
  60,740      CS Group*                                     1,157,031
  52,739      Danske Bank                                     837,756
 392,006      HSBC Holding Plc                              4,344,361
 128,907      Royal Bank of Scotland Group                  3,014,360
 155,230      Standard Chartered Plc                        1,802,816
                                                         ------------
              Total Banks                                $ 26,571,985
                                                         ------------
              Diversified Financials - 8.3%
              Diversified Financial Services - 8.3%
  55,456      Deutsche Boerse AG                         $  1,974,451
  17,024      Deutsche Boerse AG (Registered Shares)          745,879
  69,475      Fortis NV                                     1,266,990
  88,803      ING Groep NV                                  1,481,734
  31,430      Societe Generale*                             1,588,192
  25,606      Swisscom Re                                   1,772,909
 117,333      UBS AG*                                       5,575,774
                                                         ------------
                                                         $ 14,405,929
                                                         ------------
              Total Diversified Financials               $ 14,405,929
                                                         ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              13

Pioneer Europe Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                               Value
               Insurance - 2.4%
               Life & Health Insurance - 1.4%
   18,664      Muenchener Rueckversicherungs Gesellschaft AG     $  2,401,572
                                                                 ------------
               Multi-Line Insurance - 1.0%
  119,869      AXA SA                                            $  1,784,568
                                                                 ------------
               Total Insurance                                   $  4,186,140
                                                                 ------------
               Software & Services - 0.9%
               Application Software - 0.9%
  237,576      Indra Sistemas SA                                 $  1,656,992
                                                                 ------------
               Total Software & Services                         $  1,656,992
                                                                 ------------
               Technology Hardware & Development - 5.5%
               Electronic Equipment & Instruments - 1.2%
   43,848      Siemens AG                                        $  2,060,178
                                                                 ------------
               Telecommunications Equipment - 4.3%
  445,550      Nokia Oyj                                         $  7,500,308
                                                                 ------------
               Total Technology Hardware & Development           $  9,560,486
                                                                 ------------
               Telecommunication Services - 9.2%
               Integrated Telecommunication Services - 5.0%
  220,811      British Sky Broadcasting Plc*                     $  2,069,173
  472,087      Telecom Italia Mobile S.p.A.                         2,191,962
  552,109      Telecom Italia S.p.A.                                4,379,792
                                                                 ------------
                                                                 $  8,640,927
                                                                 ------------
               Wireless Telecommunication Services - 4.2%
4,623,809      Vodafone Group Plc                                $  7,390,098
                                                                 ------------
               Total Telecommunication Services                  $ 16,031,025
                                                                 ------------
               Utilities - 3.8%
               Electric Utilities - 1.9%
   74,831      E.On AG                                           $  3,370,266
                                                                 ------------
               Gas Utilities - 0.9%
  492,925      Snam Rete Gas                                     $  1,460,882
                                                                 ------------
               Water Utilities - 1.0%
   75,473      Vivendi Environment                               $  1,784,961
                                                                 ------------
               Total Utilities                                   $  6,616,109
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                    Value
           TOTAL COMMON STOCKS
           (Cost $195,258,672)                      $171,617,560
                                                    ============
           TOTAL INVESTMENT IN SECURITIES - 100%
           (Cost $197,011,675) (a)(b)(c)            $174,338,860
                                                    ============

*   Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

  United Kingdom           32.1%
  France                   15.2%
  Germany                  11.4%
  Switzerland              10.8%
  Netherlands              10.0%
  Italy                     9.6%
  Finland                   4.3%
  Spain                     2.7%
  Ireland                   2.6%
  Denmark                   1.3%
                           ----
                            100%
                           ====

(b) At October 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $200,394,360 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost                                     $  5,558,426
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value                                      (31,613,926)
                                                                                             ------------
         Net unrealized loss                                                                     $(26,055,500)
                                                                                             ============

(c) As of October 31, 2002, the Fund had a capital loss carryforward of $56,486,641, which will expire between 2008 and 2010 if not utilized.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2002 aggregated $86,281,026 and $146,635,222, respectively.

   The accompanying notes are an integral part of these financial statements.
                                                                              15

Pioneer Europe Fund
--------------------------------------------------------------------------------
BALANCE SHEET 10/31/02
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (cost $197,011,675)               $174,338,860
   Cash                                                                    9,954,969
   Futures collateral                                                        973,000
   Receivables -
     Investment securities sold                                            2,809,174
     Fund shares sold                                                         10,263
     Futures variation margin                                                107,023
     Dividends, interest and foreign taxes withheld                          910,777
                                                                        -------------
       Total assets                                                     $189,104,066
                                                                        -------------
LIABILITIES:
   Payables -
     Investment securities purchased                                    $     27,532
     Fund shares repurchased                                               3,040,058
   Due to bank                                                             2,807,681
   Due to affiliates                                                         366,218
   Accrued expenses                                                          199,527
   Other                                                                      68,784
                                                                        -------------
       Total liabilities                                                $  6,509,800
                                                                        -------------
NET ASSETS:
   Paid-in capital                                                      $264,746,445
   Accumulated net realized loss on investments, futures
     contracts and foreign currency transactions                         (59,869,326)
   Net unrealized loss on investments                                    (22,672,815)
   Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           84,806
   Net unrealized gain on futures contracts                                  305,156
                                                                        -------------
       Total net assets                                                 $182,594,266
                                                                        =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
Class A (based on $116,050,768/5,981,636 shares)                        $      19.40
                                                                        =============
Class B (based on $52,008,597/2,882,590 shares)                         $      18.04
                                                                        =============
Class C (based on $12,370,781/687,865 shares)                           $      17.98
                                                                        =============
Class Y (based on $2,164,120/108,859 shares)                            $      19.88
                                                                        =============
MAXIMUM OFFERING PRICE:
   Class A ($19.40 / 94.25%)                                           $      20.58
                                                                        =============
   Class C ($17.98 / 99.00%)                                           $      18.16
                                                                        =============

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Europe Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $584,266)       $  4,738,894
  Interest                                                          70,645
                                                              ------------
       Total investment income                                                    $  4,809,539
                                                                                  ------------
EXPENSES:
  Management fees                                             $  2,371,041
  Transfer agent fees
     Class A                                                       675,397
     Class B                                                       438,802
     Class C                                                       109,653
     Class Y                                                           618
  Distribution fees
     Class A                                                       367,652
     Class B                                                       704,867
     Class C                                                       173,061
  Administrative fees                                               79,082
  Custodian fees                                                    93,467
  Registration fees                                                 70,211
  Professional fees                                                 30,301
  Printing                                                         137,385
  Fees and expenses of nonaffiliated trustees                        8,786
  Miscellaneous                                                     13,039
                                                              ------------
       Total expenses                                                             $  5,273,362
       Less fees paid indirectly                                                       (15,526)
                                                                                  ------------
       Net expenses                                                               $  5,257,836
                                                                                  ------------
         Net investment loss                                                      $   (448,297)
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                              $(23,840,925)
     Futures contracts                                            (743,541)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies          (498,373)       $(25,082,839)
                                                              ------------        ------------
  Change in net unrealized gain (loss) from:
     Investments                                              $ (5,810,511)
     Futures contracts                                             305,156
     Other assets and liabilities denominated in foreign
       currencies                                                  108,251        $ (5,397,104)
                                                              ------------        ------------
     Net loss on investments, futures contracts and
       foreign currency transactions                                              $(30,479,943)
                                                                                  ------------
     Net decrease in net assets resulting from operations                         $(30,928,240)
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.
                                                                              17

Pioneer Europe Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/02 and 10/31/01

                                                             Year Ended          Year Ended
                                                              10/31/02            10/31/01
FROM OPERATIONS:
Net investment loss                                       $   (448,297)      $  (1,428,587)
Net realized loss on investments, futures contracts
  and foreign currency transactions                        (25,082,839)        (29,897,856)
Change in net unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions       (5,397,104)       (104,975,175)
                                                          ------------       -------------
  Net decrease in net assets resulting from
     operations                                           $(30,928,240)      $(136,301,618)
                                                          ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $198,272,236       $ 418,880,349
Cost of shares repurchased                                (258,730,533)       (523,312,682)
                                                          ------------       -------------
  Net decrease in net assets resulting from fund
     share transactions                                   $(60,458,297)      $(104,432,333)
                                                          ------------       -------------
  Net decrease in net assets                              $(91,386,537)      $(240,733,951)
NET ASSETS:
Beginning of year                                          273,980,803         514,714,754
                                                          ------------       -------------
End of year (including accumulated net investment
  loss of $0 and $0, respectively)                        $182,594,266       $ 273,980,803
                                                          ============       =============

                                 '02 Shares     '02 Amount          '01 Shares         '01 Amount
CLASS A
Shares sold                       7,647,990     $161,453,853         13,109,546        $365,682,746
Less shares repurchased          (9,000,673)    (194,461,375)       (15,386,449)       (433,184,134)
                                 ----------     ------------        -----------        ------------
  Net decrease                   (1,352,683)    $(33,007,522)        (2,276,903)       $(67,501,388)
                                 ==========     ============        ===========        ============
CLASS B
Shares sold                         438,959     $  9,257,799          1,000,986        $ 26,432,233
Less shares repurchased          (1,428,876)     (29,996,573)        (1,972,639)        (50,077,904)
                                 ----------     ------------        -----------        ------------
  Net decrease                     (989,917)    $(20,738,774)          (971,653)       $(23,645,671)
                                 ==========     ============        ===========        ============
CLASS C
Shares sold                         524,672     $ 10,712,190            979,487        $ 25,724,400
Less shares repurchased            (841,956)     (17,464,179)        (1,478,395)        (38,750,775)
                                 ----------     ------------        -----------        ------------
  Net decrease                     (317,284)    $ (6,751,989)          (498,908)       $(13,026,375)
                                 ==========     ============        ===========        ============
CLASS Y
Shares sold                         845,869     $ 16,848,394             39,199        $  1,040,970
Less shares repurchased            (815,867)     (16,808,406)           (49,336)         (1,299,869)
                                 ----------     ------------        -----------        ------------
  Net increase (decrease)            30,002     $     39,988            (10,137)       $   (258,899)
                                 ==========     ============        ===========        ============

   The accompanying notes are an integral part of these financial statements.
18

Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                    Year Ended    Year Ended
CLASS A                                                              10/31/02      10/31/01
Net asset value, beginning of period                                $  22.85      $  32.75
                                                                    --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $   0.06      $   0.07
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                         (3.51)        (9.97)
                                                                    --------      --------
   Net increase (decrease) from investment operations               $  (3.45)     $  (9.90)
Distributions to shareowners:
 Net investment income                                                     -             -
 Net realized gain                                                         -             -
                                                                    --------      --------
Net increase (decrease) in net asset value                          $  (3.45)     $  (9.90)
                                                                    --------      --------
Net asset value, end of period                                      $  19.40      $  22.85
                                                                    ========      ========
Total return*                                                         (15.10)%      (30.23)%
Ratio of net expenses to average net assets+                            1.89%         1.76%
Ratio of net investment income (loss) to average net assets+            0.14%        (0.07)%
Portfolio turnover rate                                                   38%          116%
Net assets, end of period (in thousands)                            $116,051      $167,568
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         1.89%         1.76%
   Net investment income (loss)                                         0.14%        (0.07)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         1.89%         1.74%
   Net investment income (loss)                                         0.14%        (0.05)%

                                                                     Year Ended     Year Ended   Year Ended
CLASS A                                                               10/31/00       10/31/99     10/31/98
Net asset value, beginning of period                                 $   31.71       $  29.87     $  27.60
                                                                     ---------       --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                        $   (0.15)      $   0.12     $   0.10
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                            2.30           2.54         3.72
                                                                     ---------       --------     --------
   Net increase (decrease) from investment operations                $    2.15       $   2.66     $   3.82
Distributions to shareowners:
 Net investment income                                                   (0.00)(a)      (0.09)           -
 Net realized gain                                                       (1.11)         (0.73)       (1.55)
                                                                     ---------       --------     --------
Net increase (decrease) in net asset value                           $    1.04       $   1.84     $   2.27
                                                                     ---------       --------     --------
Net asset value, end of period                                       $   32.75       $  31.71     $  29.87
                                                                     =========       ========     ========
Total return*                                                             6.83%          9.01%       14.51%
Ratio of net expenses to average net assets+                              1.54%          1.63%        1.54%
Ratio of net investment income (loss) to average net assets+             (0.39)%         0.29%        0.47%
Portfolio turnover rate                                                     46%            60%          39%
Net assets, end of period (in thousands)                             $ 314,781       $268,446     $315,309
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
   Net expenses                                                           1.54%          1.63%        1.54%
   Net investment income (loss)                                          (0.39)%         0.29%        0.47%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                           1.52%          1.62%        1.49%
   Net investment income (loss)                                          (0.37)%         0.30%        0.52%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
19

Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
CLASS B                                                              10/31/02     10/31/01
Net asset value, beginning of period                                $   21.45    $   31.06
                                                                    ---------    ---------
Increase (decrease) from investment operations:
 Net investment loss                                                $   (0.40)   $   (0.38)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                          (3.01)       (9.23)
                                                                    ---------    ---------
   Net increase (decrease) from investment operations               $   (3.41)   $   (9.61)
Distributions to shareowners:
 Net realized gain                                                          -            -
                                                                    ---------    ---------
Net increase (decrease) in net asset value                          $   (3.41)   $   (9.61)
                                                                    ---------    ---------
Net asset value, end of period                                      $   18.04    $   21.45
                                                                    =========    =========
Total return*                                                          (15.90)%     (30.94)%
Ratio of net expenses to average net assets+                             2.81%        2.64%
Ratio of net investment income (loss) to average net assets+            (0.78)%      (0.94)%
Portfolio turnover rate                                                    38%         116%
Net assets, end of period (in thousands)                            $  52,009    $  83,075
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          2.81%        2.64%
   Net investment loss                                                  (0.78)%      (0.94)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                          2.81%        2.63%
   Net investment loss                                                  (0.78)%      (0.93)%

                                                                    Year Ended    Year Ended   Year Ended
CLASS B                                                              10/31/00      10/31/99    10/31/98(a)
Net asset value, beginning of period                                 $ 30.38       $ 28.79      $ 26.88
                                                                     -------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                                 $ (0.40)      $ (0.18)     $ (0.09)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                          2.19          2.50         3.55
                                                                     -------       -------      -------
   Net increase (decrease) from investment operations                $  1.79       $  2.32      $  3.46
Distributions to shareowners:
 Net realized gain                                                     (1.11)        (0.73)       (1.55)
                                                                     -------       -------      -------
Net increase (decrease) in net asset value                           $  0.68       $  1.59      $  1.91
                                                                     -------       -------      -------
Net asset value, end of period                                       $ 31.06       $ 30.38      $ 28.79
                                                                     =======       =======      =======
Total return*                                                           5.90%         8.12%       13.50%
Ratio of net expenses to average net assets+                            2.37%         2.48%        2.35%
Ratio of net investment income (loss) to average net assets+           (1.21)%       (0.52)%      (0.34)%
Portfolio turnover rate                                                   46%           60%          39%
Net assets, end of period (in thousands)                             $150,436      $129,336     $135,535
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         2.37%         2.48%        2.35%
   Net investment loss                                                 (1.21)%       (0.52)%      (0.34)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                         2.36%         2.47%        2.31%
   Net investment loss                                                 (1.20)%       (0.51)%      (0.30)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
CLASS C                                                              10/31/02     10/31/01
Net asset value, beginning of period                                $   21.39    $   30.95
                                                                    ---------    ---------
Increase (decrease) from investment operations:
 Net investment loss                                                $   (0.45)   $   (0.44)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                          (2.96)       (9.12)
                                                                    ---------    ---------
   Net increase (decrease) from investment operations               $   (3.41)   $   (9.56)
Distributions to shareowners:
 Net realized gain                                                          -            -
                                                                    ---------    ---------
Net increase (decrease) in net asset value                          $   (3.41)   $   (9.56)
                                                                    ---------    ---------
Net asset value, end of period                                      $   17.98    $   21.39
                                                                    =========    =========
Total return*                                                          (15.94)%     (30.89)%
Ratio of net expenses to average net assets                              2.82%        2.60%
Ratio of net investment income (loss) to average net assets             (0.80)%      (0.93)%
Portfolio turnover rate                                                    38%         116%
Net assets, end of period (in thousands)                            $  12,391    $  21,503
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                          2.82%        2.60%
   Net investment loss                                                  (0.80)%      (0.93)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                          2.82%        2.58%
   Net investment loss                                                  (0.80)%      (0.91)%

                                                                   Year Ended   Year Ended   Year Ended
CLASS C                                                             10/31/00     10/31/99    10/31/98(a)
Net asset value, beginning of period                                $ 30.27      $ 28.67      $ 26.73
                                                                    -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.39)     $ (0.13)     $ (0.04)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                         2.18         2.46         3.53
                                                                    -------      -------      -------
   Net increase (decrease) from investment operations               $  1.79      $  2.33      $  3.49
Distributions to shareowners:
 Net realized gain                                                    (1.11)       (0.73)       (1.55)
                                                                    -------      -------      -------
Net increase (decrease) in net asset value                          $  0.68      $  1.60      $  1.94
                                                                    -------      -------      -------
Net asset value, end of period                                      $ 30.95      $ 30.27      $ 28.67
                                                                    =======      =======      =======
Total return*                                                          5.93%        8.19%       13.70%
Ratio of net expenses to average net assets                            2.34%        2.42%        2.28%
Ratio of net investment income (loss) to average net assets           (1.19)%      (0.44)%      (0.20)%
Portfolio turnover rate                                                  46%          60%          39%
Net assets, end of period (in thousands)                            $46,544      $43,559      $39,261
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                        2.34%        2.42%        2.28%
   Net investment loss                                                (1.19)%      (0.44)%      (0.20)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                        2.33%        2.40%        2.22%
   Net investment loss                                                (1.18)%      (0.42)%      (0.14)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
21

Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
CLASS Y                                                              10/31/02     10/31/01
Net asset value, beginning of period                                $   23.26    $   33.19
                                                                    ---------    ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $    0.11    $   (0.25)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                          (3.49)       (9.68)
                                                                    ---------    ---------
   Net increase (decrease) from investment operations               $   (3.38)   $   (9.93)
Distributions to shareowners:
 Net investment income                                                      -            -
 Net realized gain                                                          -            -
                                                                    ---------    ---------
Net increase (decrease) in net asset value                          $   (3.38)   $   (9.93)
                                                                    ---------    ---------
Net asset value, end of period                                      $   19.88    $   23.26
                                                                    =========    =========
Total return*                                                          (14.53)%     (29.92)%
Ratio of net expenses to average net assets+                             1.19%        1.20%
Ratio of net investment income (loss) to average net assets+             0.87%        0.53%
Portfolio turnover rate                                                    38%         116%
Net assets, end of period (in thousands)                            $   2,164    $   1,834
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          1.19%        1.20%
   Net investment income (loss)                                          0.87%        0.53%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                          1.16%        1.19%
   Net investment income                                                 0.90%        0.54%

                                                                     Year Ended     Year Ended    7/2/98 to
CLASS Y                                                              10/31/00(a)     10/31/99      10/31/98
Net asset value, beginning of period                                 $   31.97       $ 29.90     $   34.63
                                                                     ---------       -------     ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                        $       -       $  0.35     $    0.07
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                            2.33          2.49         (4.80)
                                                                     ---------       -------     ---------
   Net increase (decrease) from investment operations                $    2.33       $  2.84     $   (4.73)
Distributions to shareowners:
 Net investment income                                                   (0.00)(b)     (0.04)            -
 Net realized gain                                                       (1.11)        (0.73)            -
                                                                     ---------       -------     ---------
Net increase (decrease) in net asset value                           $    1.22       $  2.07     $   (4.73)
                                                                     ---------       -------     ---------
Net asset value, end of period                                       $   33.19       $ 31.97     $   29.90
                                                                     =========       =======     =========
Total return*                                                             7.35%         9.59%       (13.66)%
Ratio of net expenses to average net assets+                              1.08%         1.12%         1.12%**
Ratio of net investment income (loss) to average net assets+             (0.01)%        0.90%         0.95%**
Portfolio turnover rate                                                     46%           60%           39%
Net assets, end of period (in thousands)                             $   2,953       $ 6,252     $   7,738
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
   Net expenses                                                           1.08%         1.12%         1.12%**
   Net investment income (loss)                                          (0.01)%        0.90%         0.95%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
   Net expenses                                                           1.07%         1.12%         1.11%**
   Net investment income                                                  0.00%         0.90%         0.96%**

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

    asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 2002, the Fund had no outstanding portfolio or settlement hedges.

D.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

    As of October 31, 2002, the Fund had the following open futures contract:

                       Number of
                       Contracts     Settlement        Market       Unrealized
Type                      Long          Month          Value        Gain (Loss)
-------------------   -----------   ------------   -------------   ------------
 DJ EURO STOXX 50           296          12/02     $7,363,087      $305,156

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

    from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended October 31, 2002, and 2001 were as follows:
 -------------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                 2002        2001
                              ---------   ---------
  Distributions paid from:
   Ordinary income            $    -      $    -
   Long-Term capital gain          -           -
                              ------      ------
                              $    -      $    -
                              ------      ------
   Total                      $    -      $    -

    The following shows components of distributable earnings on a federal income tax basis at October 31, 2002.
 -------------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                          2002
                                    ----------------
  Undistributed ordinary income     $          -
  Undistributed long-term gain                 -
  Unrealized depreciation            (25,665,538)
                                    ------------
  Total                             $(25,665,538)

    The difference between book basis and tax-basis unrealized depre-ciation is attributable to the tax deferral of losses on wash sales.

    At October 31, 2002, the Fund reclassified $448,297 to decrease accumulated net investment loss, $498,373 to decrease accumulated net realized loss on investments and foreign currency transactions and $946,670 to decrease paid in capital. This reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $22,502 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2002.

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2002, $176,039 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $105,374 in transfer agent fees payable to PIMSS at October 31, 2002.

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                             (continued)
--------------------------------------------------------------------------------

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $84,805 in distribution fees payable to PFD at October 31, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2002, CDSCs in the amount of $277,266 were paid to PFD by redeeming shareowners.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $15,526 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2002, the Fund had no borrowings under this agreement.

7. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Europe Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Europe Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Europe Fund (the "Fund") as of October 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001 and financial highlights for each of the four years in the period ended October 31, 2001 were audited by other auditors who have ceased operations and whose report dated December 7, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. [GRAPHIC]

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2002

Pioneer Europe Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address             Position Held              Term of Office/Length of Service
John F. Cogan, Jr. (76)*          Chairman of the Board,     Trustee since 1988.
                                  Trustee and President      Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.
=================================================================================================
Daniel T. Geraci (45)**           Trustee and                Trustee since October, 2001.
                                  Executive Vice President   Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Position Held   Term of Office/Length of Service
Mary K. Bush (54)               Trustee         Trustee since 1997.
3509 Woodbine St.,                              Serves until retirement or removal.
Chevy Chase, MD 20815
====================================================================================
Richard H. Egdahl, M.D. (75)    Trustee         Trustee since 1992.
Boston University Healthcare                    Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
====================================================================================
Margaret B.W. Graham (55)       Trustee         Trustee since 1990.
1001 Sherbrooke Street West,                    Serves until retirement or removal.
Montreal, Quebec, Canada
====================================================================================
Marguerite A. Piret (54)        Trustee         Trustee since 1988.
One Boston Place, 26th Floor,                   Serves until retirement or removal.
Boston, MA 02108
====================================================================================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Occupation During Past Five Years        Other Directorships Held
Deputy Chairman and a Director of Pioneer          Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
==========================================================================================
Director and CEO - US of PGAM since                None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since October
2001; Director of Pioneer Investment
Management Shareholder Services, Inc. since
October 2001; President and a Director of
Pioneer Funds Distributor, Inc. (PFD) and
Pioneer International Corporation since October
2001; Executive Vice President of all of the
Pioneer Funds since October 2001; President of
Fidelity Private Wealth Management Group from
2000 through October 2001; and Executive
Vice President - Distribution and Marketing of
Fidelity Investments Institutional Services and
Fidelity Investments Canada Ltd. prior to 2000
==========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Occupation During Past Five Years         Other Directorships Held
President, Bush & Co. (international financial      Director and/or Trustee of Brady Corporation
advisory firm)                                      (industrial identification and specialty coated
                                                    material products manufacturer), Mastec Inc.
                                                    (communications and energy infrastructure),
                                                    Mortgage Guaranty Insurance Corporation, R.J.
                                                    Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                    Student Loan Marketing Association
                                                    (secondary marketing of student loans)
====================================================================================================
Alexander Graham Bell Professor of Health Care      None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University
====================================================================================================
Founding Director, The Winthrop Group, Inc.         None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
====================================================================================================
President, Newbury, Piret & Company, Inc.           Director, Organogenesis Inc. (tissue
(merchant banking firm)                             engineering company)
====================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address      Position Held   Term of Office/Length of Service
Stephen K. West (73)       Trustee         Trustee since 1993.
125 Broad Street,                          Serves until retirement or removal.
New York, NY 10004
===================================================================================
John Winthrop (66)         Trustee         Trustee since 1988.
One North Adgers Wharf,                    Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address       Position Held         Term of Office/Length of Service
Joseph P. Barri (55)        Secretary             Since 1988.
                                                  Serves at the discretion of Board.
========================================================================================
Dorothy E. Bourassa (54)    Assistant Secretary   Since November, 2000.
                                                  Serves at the discretion of Board.
========================================================================================
Vincent Nave (57)           Treasurer             Since November, 2000.
                                                  Serves at the discretion of Board.
========================================================================================
Luis I. Presutti (37)       Assistant Treasurer   Since November, 2000.
                                                  Serves at the discretion of Board.
========================================================================================
Gary Sullivan (44)          Assistant Treasurer   Since May, 2002.
                                                  Serves at the discretion of Board.
========================================================================================
Alan Janson (31)            Assistant Treasurer   Since July, 2002.
                                                  Serves at the discretion of the Board.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years     Other Directorships Held
Of Counsel, Sullivan & Cromwell (law firm)     Director, Dresdner RCM Global
                                               Strategic Income Fund, Inc. and
                                               The Swiss Helvetia Fund, Inc.
                                               (closed-end investment
                                               companies), VESCAP PLC
                                               (investment managers) and First
                                               ING Life Insurance Company of
                                               New York
================================================================================
President, John Winthrop & Co., Inc.           Director of NUI Corp. (energy
(private investment firm)                      sales, services and distribution)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                        Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
Funds
============================================================================================
Secretary of PIM-USA: Senior Vice President - Legal of            None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
============================================================================================
Vice President - Fund Accounting and Custody Services of          None
Pioneer (Manager from September 1996 to February 1999);
and Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)
============================================================================================
Assistant Vice President - Fund Accounting, Administration        None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
============================================================================================
Fund Accounting Manager-Fund Accounting. Administration           None
and Custody Services of Pioneer since 1997; and Assistant
Treasurer of all of the Pioneer Funds since May 2002
============================================================================================
Manager, Valuation Risk and Information Technology - Fund         None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002. Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002. Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Pioneer Europe Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.


[LOGO]
Pioneer Investment Management, Inc.                                12481-00-1202
60 State Street                         (C) 2002 Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109     Underwriter of Pioneer mutual funds, Member SIPC
www.pioneerfunds.com                  [recycle symbol] Printed on Recycled Paper